Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik Chief Financial Officer (972) 490-9600	Tripp Sullivan Corporate Communications, Inc. (615) 324-7335
ASHFORD HOSPITALITY TRUST REPORTS
FIRST QUARTER RESULTS
DALLAS — (May 8, 2011) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the first quarter ended March 31, 2011. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 97 hotels owned and included in continuing operations as of March 31, 2011, but does not include the 28 recently acquired Highland Hospitality hotels. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2011, with the first quarter ended March 31, 2010 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	RevPAR increased 8.8% for the hotels not under renovation

•	Operating profit margin increased 280 basis points for the hotels not under renovation

•	Net income attributable to common shareholders was $31.3 million, or $0.46 per diluted share, compared with net income attributable to common shareholders of $305,000, or $0.01 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.41 per diluted share for the quarter as compared to $0.31 from the prior-year quarter

•	Fixed charge coverage ratio was 1.70x under the senior credit facility covenant versus a required minimum of 1.25x
CAPITAL ALLOCATION
•	Capex invested in the quarter was $13.9 million
ACQUISITION ACTIVITY
On March 10, 2011, the Company together with an institutional partner took ownership of the 28-hotel Highland Hospitality portfolio. The acquisition and restructuring were completed through a consensual foreclosure for total consideration of $1.277 billion, which equates to a purchase price of $158,000 per key. Based on 2010 results, the purchase price equates to an EBITDA multiple of 13.4x and a capitalization rate of 6.1% utilizing NOI that is approximately 36% below its peak levels. Ashford invested $150 million and owns 71.74% of the joint venture. The new money investment from Ashford and the institutional partner was utilized to reduce debt and to fund projected capital expenditures. Ashford funded its contribution from available cash. As a result of equal control provisions, the joint venture is not consolidated in Ashford’s financial statements.
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AHT Reports First Quarter Results

May 8, 2011
Also on March 10, 2011, Ashford acquired 96 units at the World Quest Resort Hotel in Orlando, Florida, for $12.0 million in cash, or a total investment of $125,000 per key. The purchase includes 62 furnished units, 34 unfurnished units and developable land for up to 179 additional units. The hotel, which was developed in 2006, is located between two major convention hotels and in close proximity to Walt Disney World.
DISPOSITION ACTIVITY
On February 24, 2011, Ashford completed the sale of the JW Marriott San Francisco for $96.0 million in cash to an affiliate of Thayer Lodging Group. Ashford used the proceeds from the sale to payoff a $47.5 million loan secured by the hotel that was maturing in March 2013 and to reduce borrowings on its credit facility.
On March 7, 2011, the Company completed the sale of the Hilton Rye Town in Rye Brook, New York for $35.5 million in cash to an investment group spearheaded by Lodging Capital Partners. Ashford used the proceeds from the sale to reduce borrowings on its credit facility.
On March 14, 2011, the Company completed the sale of the Hampton Inn Houston Galleria in Houston, Texas, for $20.3 million in cash to an undisclosed buyer. Ashford used the proceeds from the sale to pay off a $2.7 million mortgage secured by the hotel, pay the joint venture partner $2.7 million and to reduce borrowings on its credit facility. The sales of these three hotels equated to an NOI capitalization rate of 2.5% on a trailing twelve month basis.
CAPITAL STRUCTURE
On April 7, 2011, the Company received a discounted payoff of $22 million on its $25.7 million mezzanine loan secured by interests in a portfolio of limited service hotels owned by affiliates of Goldman Sach’s Whitehall Funds, representing a debt yield of approximately 6.9% on the Company’s last dollar of investment in the loan. The Company had previously written down its investment in the mezzanine loan by $7.8 million in the fourth quarter of 2010. The discounted payoff will result in a $4.2 million gain recognized as a credit to impairment charges in the second quarter of 2011.
During April 2011, the Company completed an offering of 3,350,000 shares of 9.000% Series E Cumulative Preferred Stock at $25.00 per share. The annual dividend for the preferred stock is $2.25 per share, payable quarterly.
On May 3, 2011, Ashford used $73 million of the net proceeds of the Series E offering to repurchase 5,854,993 shares of the Company’s Series B-1 Cumulative Preferred Stock, all of the shares of which were held by Security Capital Preferred Growth Incorporated. In addition, Security Capital Preferred Growth Incorporated converted the remaining 1,392,872 shares of its Series B-1 Preferred Stock to common stock.
On May 5, 2011, Ashford closed a three-year extension on the Company’s $5.8 million mortgage secured by the Courtyard in Manchester, Connecticut. Basic terms for the loan, which now matures in May 2014, remain unchanged.
PORTFOLIO REVPAR
As of March 31, 2011, the Company had a portfolio of direct hotel investments consisting of 97 properties classified in continuing operations. During the first quarter, 85 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 97 hotels) and proforma not-under-renovation basis (85 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 97
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AHT Reports First Quarter Results

May 8, 2011
hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR increased 8.8% for hotels not under renovation on a 4.6% increase in ADR to $130.08 and a 271 basis point increase in occupancy

•	Proforma RevPAR increased 7.6% for all hotels on a 4.3% increase in ADR to $131.94 and a 209 basis point increase in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 85 hotels as of March 31, 2011, that were not under renovation, Proforma Hotel EBITDA increased 19.1% to $54.1 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 280 basis points to 30.1%. For all 97 hotels included in continuing operations as of March 31, 2011, Proforma Hotel EBITDA increased 15.3% to $62.8 million and Hotel EBITDA margin increased 219 basis points to 29.2%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as it’s pro-rata share of the Highland portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 97 hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “We executed well on all aspects of our business strategies. Our asset management efforts succeeded in driving RevPAR and operating margin growth within our portfolio. With the strong trends in the lodging market, we will look to continue this improvement over the balance of the year. The transformational acquisition of the former Highland Hospitality portfolio, combined with over $150 million of dispositions, $81.1 million of net proceeds from our Series E preferred offering and the retirement of the Company’s Series B-1 preferred stock, should propel our growth even further.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Monday, May 9, 2011, at 11 a.m. ET. The number to call for this interactive teleconference is (212) 231-2912. A replay of the conference call will be available through Monday, May 16, 2011, by dialing (402) 977-9140 and entering the confirmation number 21520625.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2011 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Monday, May 9, 2011, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating
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AHT Reports First Quarter Results

May 8, 2011
Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s website at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,017,661	$3,023,736
Cash and cash equivalents	92,411	217,690
Restricted cash	73,485	67,666
Accounts receivable, net	70,111	27,493
Inventories	2,588	2,909
Notes receivable	20,897	20,870
Investment in unconsolidated joint ventures	193,125	15,000
Assets held for sale	—	144,511
Deferred costs, net	18,050	17,519
Prepaid expenses	10,296	12,727
Interest rate derivatives	90,058	106,867
Other assets	4,637	7,502
Intangible assets, net	2,877	2,899
Due from third-party hotel managers	50,571	49,135

Total assets	$3,646,767	$3,716,524

LIABILITIES AND EQUITY
Liabilities
Indebtedness of continuing operations	$2,444,610	$2,518,164
Indebtedness of assets held for sale	—	50,619
Capital leases payable	24	36
Accounts payable and accrued expenses	98,760	79,248
Dividends payable	14,269	7,281
Unfavorable management contract liabilities	15,493	16,058
Due to related parties	1,998	2,400
Due to third-party hotel managers	2,328	1,870
Other liabilities	4,597	4,627
Other liabilities of assets held for sale	—	2,995

Total liabilities	2,582,079	2,683,298

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,247,865 shares issued and outstanding at March 31, 2011 and December 31, 2010	72,986	72,986
Redeemable noncontrolling interests in operating partnership	142,998	126,722

Equity:
Shareholders’ equity of the Company
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding at March 31, 2011 and December 31, 2010	15	15
Series D Cumulative Preferred Stock, 8,966,797 shares issued and outstanding at March 31, 2011 and December 31, 2010	90	90
Common stock, $0.01 par value, 200,000,000 shares authorized, 123,503,893 shares and 123,403,893 shares issued at March 31, 2011 and December 31, 2010, 59,403,816 and 58,999,324 shares outstanding at March 31, 2011 and December 31, 2010	1,235	1,234
Additional paid-in capital	1,556,040	1,552,657
Accumulated other comprehensive loss	(411)	(550)
Accumulated deficit	(531,547)	(543,788)
Treasury stock, at cost (64,100,077 shares and 64,404,569 shares at March 31, 2011 and December 31, 2010)	(191,578)	(192,850)

Total shareholders’ equity of the Company	833,844	816,808
Noncontrolling interests in consolidated joint ventures	14,860	16,710

Total equity	848,704	833,518

Total liabilities and equity	$3,646,767	$3,716,524

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)
REVENUE
Rooms	$163,060	$151,726
Food and beverage	38,394	36,169
Rental income from operating leases	1,220	1,089
Other	9,282	9,808

Total hotel revenue	211,956	198,792
Interest income from notes receivable	—	337
Asset management fees and other	338	74

Total Revenue	212,294	199,203

EXPENSES
Hotel operating expenses
Rooms	37,088	34,635
Food and beverage	26,473	25,482
Other direct	5,437	5,409
Indirect	60,156	57,261
Management fees	8,879	8,368

Total hotel operating expenses	138,033	131,155
Property taxes, insurance, and other	10,929	13,154
Depreciation and amortization	32,973	34,040
Impairment charges	(340)	(769)
Transaction acquisition costs	(1,224)	—
Corporate general and administrative:
Stock/unit-based compensation	1,814	1,172
Other general and administrative	12,069	5,486

Total Operating Expenses	194,254	184,238

OPERATING INCOME	18,040	14,965
Equity in earnings of unconsolidated joint ventures	28,124	658
Interest income	36	61
Other income	48,003	15,519
Interest expense	(33,499)	(33,541)
Amortization of loan costs	(1,079)	(1,523)
Unrealized gain (loss) on derivatives	(16,817)	13,908

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	42,808	10,047
Income tax expense	(1,044)	(44)

INCOME FROM CONTINUING OPERATIONS	41,764	10,003
Income (loss) from discontinued operations	2,118	(4,777)

NET INCOME	43,882	5,226
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(931)	701
Net income attributable to redeemable noncontrolling interests in operating partnership	(5,118)	(792)

NET INCOME ATTRIBUTABLE TO THE COMPANY	37,833	5,135
Preferred dividends	(6,555)	(4,830)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$31,278	$305

INCOME PER SHARE — BASIC AND DILUTED:
Basic —
Income from continuing operations attributable to common shareholders	$0.51	$0.08
Income (loss) from discontinued operations attributable to common shareholders	0.02	(0.07)

Net income attributable to common shareholders	$0.53	$0.01

Weighted average common shares outstanding — basic	57,931	53,073

Diluted —
Income from continuing operations attributable to common shareholders	$0.45	$0.08
Income (loss) from discontinued operations attributable to common shareholders	0.01	(0.07)

Net income attributable to common shareholders	$0.46	$0.01

Weighted average common shares outstanding — diluted	79,330	53,073

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$36,873	$9,208
Income (loss) from discontinued operations, net of tax	960	(4,073)
Preferred dividends	(6,555)	(4,830)

Net income attributable to common shareholders	$31,278	$305

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
(in thousands)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)
Net income	$43,882	$5,226
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(931)	701
Net income attributable to redeemable noncontrolling interests in operating partnership	(5,118)	(792)

Net income attributable to the Company	37,833	5,135

Interest income	(36)	(60)
Interest expense and amortization of loan costs	34,817	37,105
Depreciation and amortization	32,161	36,318
Net income attributable to redeemable noncontrolling interests in operating partnership	5,118	792
Income tax expense	1,129	(15)

EBITDA	111,022	79,275

Amortization of unfavorable management contract liabilities	(565)	(565)
Gain on sale/disposition of properties	(2,802)	—
Write-off of loan costs, premiums and exit fees, net	948	—
Other income (1)	(48,003)	(15,534)
Impairment charges	(340)	(769)
Transaction acquisition costs	(1,223)	—
Fees related to a litigation settlement	5,500	—
Unrealized (gain) loss on derivatives	16,817	(13,908)
Equity earnings in unconsolidated joint ventures	(28,124)	(658)
The Company’s portion of adjusted EBITDA of unconsolidated joint ventures	5,126	658

Adjusted EBITDA	$58,356	$48,499

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
	(Unaudited)
Net income	$43,882	$5,226
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(931)	701
Net income attributable to redeemable noncontrolling interests in operating partnership	(5,118)	(792)
Preferred dividends	(6,555)	(4,830)

Net loss attributable to common shareholders	31,278	305
Depreciation and amortization on real estate	32,100	36,250
Gain on sale/disposition of properties	(2,802)	—
Net income attributable to redeemable noncontrolling interests in operating partnership	5,118	792

FFO available to common shareholders	65,694	37,347
Dividends on convertible preferred stock	1,025	1,042
Write-off of loan costs, premiums and exit fees, net	948	—
Impairment charges	(340)	(769)
Transaction acquisition costs	(1,223)	—
Fees related to a litigation settlement	5,500	—
Other income (1)	(30,000)	—
Unrealized (gain) loss on derivatives	16,817	(13,908)
Equity earnings in unconsolidated joint ventures	(28,124)	(658)
The Company’s portion of adjusted FFO of unconsolidated joint ventures	2,179	658

Adjusted FFO	$32,476	$23,712

Adjusted FFO per diluted share available to common shareholders	$0.41	$0.31

Weighted average diluted shares	80,118	75,791

(1)	Income from interest rate derivatives is excluded from the adjusted EBITDA. For the 2011 quarter, a gain of $24,500 from legal settlement is also excluded from the adjusted EBITDA.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS
MARCH 31, 2011
(dollars in thousands)
(Unaudited)

				Fixed-Rate		Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt		Debt		Debt
Mortgage loan	1 hotel	January 2011	8.32%	$5,775	(1)	$—		$5,775
Mortgage loan	5 hotels	December 2011	LIBOR + 1.72%	—		203,400		203,400
Senior credit facility	Notes receivable	April 2012	LIBOR + 2.75% to 3.5%	—		45,000	(2)	45,000
Mortgage loan	10 hotels	May 2011	LIBOR + 1.65%	—		167,202	(3)	167,202
Mortgage loan	2 hotels	August 2013	LIBOR + 2.75%	—		148,958		148,958
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740
Mortgage loan	8 hotels	December 2014	5.75%	108,410		—		108,410
Mortgage loan	10 hotels	July 2015	5.22%	158,443		—		158,443
Mortgage loan	8 hotels	December 2015	5.70%	100,119		—		100,119
Mortgage loan	5 hotels	December 2015	12.26%	148,753		—		148,753
Mortgage loan	5 hotels	February 2016	5.53%	114,242		—		114,242
Mortgage loan	5 hotels	February 2016	5.53%	94,742		—		94,742
Mortgage loan	5 hotels	February 2016	5.53%	82,067		—		82,067
Mortgage loan	1 hotel	April 2017	5.91%	35,000		—		35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251		—		128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980		—		260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600		—		115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906		—		103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105		—		158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466		—		126,466
TIF loan	1 hotel	June 2018	12.85%	8,098		—		8,098
Mortgage loan	1 hotel	November 2020	6.26%	104,600		—		104,600
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,753		6,753

Total indebtedness of continuing operations				$1,853,557		$591,053		$2,444,610

Percentage				75.8%		24.2%		100.0%

Weighted average interest rate at March 31, 2011				6.38%		2.47%		5.43%

Weighted average interest rate with the effect of interest rate swap and flooridor				2.58%	(4)	2.47%	(4)	2.55% (4)

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.

(2)	Based on the debt-to-assets ratio defined in the loan agreement, interest rate on this debt was at LIBOR plus 3% as of March 31, 2011.

(3)	The remaining one-year extension option as of March 31, 2011 has been exercised.

(4)	These rates are calculated assuming the LIBOR rate stays at the March 31, 2011 level and with the effect of our interest rate derivatives.
PIM HIGHLAND HOLDING LLC
SUMMARY OF INDEBTEDNESS
MARCH 31, 2011
(dollars in thousands)
(Unaudited)

				Fixed-Rate	Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt		Debt
Mortgage loan	1 hotel	January 2013	5.96%	$65,082	$—		$65,082
Mortgage loan	1 hotel	April 2013	6.11%	46,938			46,938
Mortgage loan	1 hotel	February 2013	5.97%	33,061			33,061
Mortgage loan	25 hotels	March 2014	LIBOR + 2.75%	—	530,000	(1)	530,000
Mezzanine loan	None	March 2014	Greater of 6.50% or LIBOR + 6.00%	—	144,681	(1)	144,681
Mezzanine loan	None	March 2014	Greater of 7.5% or LIBOR + 7.00%	—	137,734	(1)	137,734
Mezzanine loan	None	March 2014	Greater of 10.00% or LIBOR + 9.50%	—	118,057	(1)	118,057
Mezzanine loan	None	March 2014	LIBOR + 2.00%		18,425	(1)	18,425

Total indebtedness				145,081	948,897		1,093,978
Ashford’s proportionate obligations				x 71.74%	x 71.74%		x 71.74%

				$104,081	$680,739		$784,820

Percentage				13.3%	86.7%		100.0%

Weighted average interest rate at March 31, 2011				6.01%	5.04%		5.17%

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC				$1,957,638	$1,271,792		$3,229,430

Weighted average interest rate with the effect of interest rate swap and flooridor				2.76%	3.84%		3.19%

(1)	Each of these loans has two one-year extension options beginning March 2014.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS OF CONTINUING OPERATIONS BY MATURITY
ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE/LTV TESTS ARE EXERCISED
MARCH 31, 2011
(in thousands)
(Unaudited)

	2011	2012	2013	2014	2015	Thereafter	Total
Mortgage loan secured by Manchester Courtyard	$5,775 (1)	$—	$—	$—	$—	$—	$5,775
Secured credit facility	—	45,000	—	—	—	—	45,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater	—	167,202	—	—	—	—	167,202
Mortgage loan secured by five hotel properties	203,400	—	—	—	—	—	203,400
Mortgage loan secured by two hotel properties	—	—	148,958	—	—	—	148,958
Mortgage loan secured by El Conquistador Hilton	—	—	—	19,740	—	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—	—	108,410	—	—	108,410
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—	—	—	158,443	—	158,443
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—	—	—	100,119	—	100,119
Mortgage loan secured by five hotel properties	—	—	—	—	148,753	—	148,753
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—	—	—	—	114,242	114,242
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3				—	—	94,742	94,742
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7				—	—	82,067	82,067
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—	—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—	—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—	—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—	—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—	—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—	—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—	—	—	—	126,466	126,466
TIF loan secured by Philadelphia Courtyard	—	—	—	—	—	8,098	8,098
Mortgage loan secured by Arlington Marriott	—	—	—	—	—	104,600	104,600
Mortgage loan secured by Jacksonville Residence Inn	—	—	—	—	—	6,753	6,753

Total indebtedness of continuing operations	$209,175	$212,202	$148,958	$128,150	$407,315	$1,338,810	$2,444,610

NOTE: These maturities assume no event of default would occur.

(1)	We are currently working with the loan servicer for an extension or a restructure of the loan.
PIM HIGHLAND HOLDING LLC
INDEBTEDNESS BY MATURITY
ASSUMING EXTENSION OPTIONS ARE EXERCISED
MARCH 31, 2011
(in thousands)
(Unaudited)

	2011	2012	2013	2014	2015	Thereafter	Total
Mortgage loan secured by Boston Hilton	$—	$—	$65,082	$—	$—	$—	$65,082
Mortgage loan secured by Nashville Renaissance	—	—	46,938	—	—	—	46,938
Mortgage loan secured by Princeton Westin	—	—	33,061	—	—	—	33,061
Mortgage loan secured by 25 hotel properties	—	—	—	—	—	530,000	530,000
Mezzanine loan	—	—	—	—	—	144,681	144,681
Mezzanine loan	—	—	—	—	—	137,734	137,734
Mezzanine loan	—	—	—	—	—	118,057	118,057
Mezzanine loan	—	—	—	—	—	18,425	18,425

Total indebtedness	—	—	145,081	—	—	948,897	1,093,978
Ashford’s proportionate obligations	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%

	$—	$—	$104,081	$—	$—	$680,739	$784,820

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$209,175	$212,202	$253,039	$128,150	$407,315	$2,019,549	$3,229,430

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ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2011	2010	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$167,203	$155,444	7.56%
RevPAR	$92.20	$85.72	7.56%
Occupancy	69.88%	67.79%	2.09%
ADR	$131.94	$126.45	4.34%

NOTES:	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of March 31, 2011, were owned as of the beginning of the first comparative reporting period.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$140,482	$129,083	8.83%
RevPAR	$91.72	$84.28	8.83%
Occupancy	70.51%	67.80%	2.71%
ADR	$130.08	$124.31	4.64%
NOTES:
(1)	The above pro forma table assumes the 85 hotel properties owned and included in continuing operations as of March 31, 2011, but not under renovation for the three months ended March 31, 2011, were owned as of the beginning of the first comparative reporting period.

(2)	Excluded Hotels Under Renovation: Courtyard Edison, Hilton Costa Mesa, Sheraton Minneapolis West, Crowne Plaza Beverly Hills, Embassy Suites Crystal City-Reagan Airport, Marriott Seattle Waterfront, Fairfield Inn and Suites Kennesaw, Renaissance Tampa, Courtyard Crystal City Reagan Airport, Courtyard Philadelphia Downtown, One Ocean, and Courtyard Louisville Airport,

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2011	2010	% Variance
REVENUE
Rooms	$167,203	$155,444	7.6%
Food and beverage	38,939	36,771	5.9%
Other	9,229	9,710	-5.0%

Total hotel revenue	215,371	201,925	6.7%

EXPENSES
Rooms	38,094	35,584	7.1%
Food and beverage	26,921	25,948	3.7%
Other direct	5,459	5,429	0.6%
Indirect	61,443	58,677	4.7%
Management fees, includes base and incentive fees	9,300	8,540	8.9%

Total hotel operating expenses	141,217	134,178	5.2%
Property taxes, insurance, and other	11,381	13,310	-14.5%

HOTEL OPERATING PROFIT (Hotel EBITDA)	62,773	54,437	15.3%
Hotel EBITDA Margin	29.15%	26.96%	2.19%

Minority interest in earnings of consolidated joint ventures	1,602	1,084	47.8%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$61,171	$53,353	14.7%

NOTE:	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of March 31, 2011 were owned as of the beginning of the first comparative reporting period.
85 HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

		Three Months Ended
	March 31,
	2011	2010	% Variance
REVENUE
Rooms	$140,482	$129,083	8.8%
Food and beverage	31,711	29,262	8.4%
Other	7,256	7,718	-6.0%

Total hotel revenue	179,449	166,063	8.1%

EXPENSES
Rooms	31,912	29,527	8.1%
Food and beverage	21,369	20,369	4.9%
Other direct	4,296	4,259	0.9%
Indirect	50,505	48,054	5.1%
Management fees, includes base and incentive fees	8,205	7,422	10.5%

Total hotel operating expenses	116,287	109,631	6.1%
Property taxes, insurance, and other	9,069	11,031	-17.8%

HOTEL OPERATING PROFIT (Hotel EBITDA)	54,093	45,401	19.1%
Hotel EBITDA Margin	30.14%	27.34%	2.80%

Minority interest in earnings of consolidated joint ventures	579	467	24.0%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$53,514	$44,934	19.1%

NOTES:

(1)	The above pro forma table assumes the 85 hotel properties owned and included in continuing operations as of March 31, 2011, but not under renovation during the three months ended March 31, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	Excluded Hotels Under Renovation: Courtyard Edison, Hilton Costa Mesa, Sheraton Minneapolis West, Crowne Plaza Beverly Hills, Embassy Suites Crystal City-Reagan Airport, Marriott Seattle Waterfront, Fairfield Inn and Suites Kennesaw, Renaissance Tampa, Courtyard Crystal City Reagan Airport, Courtyard Philadelphia Downtown, One Ocean, and Courtyard Louisville Airport,

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
LEGACY PORTFOLIO ONLY
(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2011	2010	% Change
Pacific (1)	20	4,867	$91.67	$84.26	8.8%
Mountain (2)	8	1,704	86.87	84.56	2.7%
West North Central (3)	3	690	72.23	68.63	5.2%
West South Central (4)	9	1,936	99.62	88.07	13.1%
East North Central (5)	7	1,103	64.13	57.93	10.7%
East South Central (6)	2	236	75.48	78.06	-3.3%
Middle Atlantic (7)	8	2,035	87.64	81.18	8.0%
South Atlantic (8)	38	7,728	99.85	93.71	6.6%
New England (9)	2	159	76.10	69.26	9.9%

Total Portfolio	97	20,458	$92.20	$85.72	7.6%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut

NOTES:

#	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of March 31, 2011 were owned as of the beginning of the comparative reporting period.

#	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
LEGACY PORTFOLIO ONLY
(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Brand	Hotels	Rooms	2011	2010	% Change
Hilton	31	6,693	$100.22	$92.80	8.0%
Hyatt	1	242	172.36	157.33	9.6%
InterContinental	2	420	163.53	151.06	8.3%
Independent	2	317	73.40	66.34	10.6%
Marriott	56	11,376	87.28	81.77	6.7%
Starwood	5	1,410	59.61	53.61	11.2%

Total Portfolio	97	20,458	$92.20	$85.72	7.6%

NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of March 31, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change
Pacific (1)	20	4,867	$14,736	23.5%	$11,958	22.0%	23.2%
Mountain (2)	8	1,704	4,539	7.2%	4,757	8.7%	-4.6%
West North Central (3)	3	690	1,662	2.7%	1,427	2.6%	16.5%
West South Central (4)	9	1,936	7,370	11.7%	5,721	10.5%	28.8%
East North Central (5)	7	1,103	1,952	3.1%	1,359	2.5%	43.6%
East South Central (6)	2	236	621	1.0%	709	1.3%	-12.4%
Middle Atlantic (7)	8	2,035	4,678	7.5%	3,907	7.2%	19.7%
South Atlantic (8)	38	7,728	26,874	42.8%	24,322	44.7%	10.5%
New England (9)	2	159	342	0.5%	277	0.5%	23.5%

Total Portfolio	97	20,458	$62,774	100.0%	$54,437	100.0%	15.3%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut

NOTES:
(1)	The above pro forma table assumes the 97 hotel properties owned and included in continuing operations as of March 31, 2011 were owned as of the beginning of the first comparative reporting period.
(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
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PIM HIGHLAND HOLDING LLC
PRO FORMA PORTFOLIO PERFORMANCE
(dollars in thousands)
(Unaudited)
THE FOLLOWING TABLES PRESENT THE COMPANY’S 71.74% OF THE PRO FORMA PERFORMANCE OF THE 28-HOTEL PROPERTY PORTFOLIO INCLUDED IN PIM HIGHLAND HOLDING LLC AS IF THEY WERE OWNED AS OF THE BEGINNING OF FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended
	March 31,
	2011	2010	%Variance
HOTEL PERFORMANCE INDICATORS:
Room revenues (in thousands)	$46,080	$43,699	5.45%
RevPAR	$89.69	$85.06	5.44%
Occupancy	67.70%	65.92%	1.78%
ADR	$130.70	$129.04	1.29%

HOTEL PROFIT:

Revenue
Rooms	$46,080	$43,699	5.4%
Food and beverage	17,033	16,243	4.9%
Other	2,746	2,860	-4.0%

Total hotel revenue	65,859	62,802	4.9%

Expenses
Rooms	12,024	11,210	7.3%
Food and beverage	12,412	11,753	5.6%
Other direct	1,356	1,290	5.1%
Indirect	20,196	19,442	3.9%
Management fees, includes base and incentive fees	1,978	1,813	9.1%

Total hotel operating expenses	47,966	45,508	5.4%
Property taxes, insurance, and other	4,044	4,067	-0.6%

Hotel Operating Profit (Hotel EBITDA)	$13,849	$13,227	4.7%

Hotel EBITDA Margin	21.03%	21.06%	-0.03%

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 85 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS THAT WERE NOT UNDER RENOVATION AND THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

		PIM Highland
	85 Legacy	Holding LLC
	Properties	28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

First Quarter 2011	30.14%	21.03%
First Quarter 2010	27.34%	21.06%

Variance	2.80%	-0.03%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.03%	-0.40%
Food & Beverage and Other Departmental	0.53%	-0.13%
Administrative & General	0.03%	-0.10%
Sales & Marketing	0.03%	-0.37%
Hospitality	0.02%	-0.01%
Repair & Maintenance	0.35%	-0.08%
Energy	0.28%	0.32%
Franchise Fee	-0.07%	-0.10%
Management Fee	0.03%	-0.06%
Incentive Management Fee	-0.13%	-0.06%
Insurance	0.27%	-0.09%
Property Taxes	1.23%	0.57%
Other Taxes	0.09%	-0.15%
Leases/Other	0.17%	0.63%

Total	2.80%	-0.03%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 97 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS, (II) THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING LLC, AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2011	2010	2010	2010
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$215,371	$225,622	$205,526	$222,040	$868,559
Hotel EBITDA	$62,773	$60,716	$54,567	$65,318	$243,374
Hotel EBITDA Margin	29.1%	26.9%	26.5%	29.4%	28.0%

EBITDA % of Total TTM	25.8%	25.0%	22.4%	26.8%	100.0%

JV Interests in EBITDA	$1,602	$1,445	$1,125	$1,892	$6,064

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$65,859	$73,684	$65,720	$74,452	$279,715
Hotel EBITDA	$13,849	$18,366	$14,991	$21,758	$68,964
Hotel EBITDA Margin	21.0%	24.9%	22.8%	29.2%	24.7%

EBITDA % of Total TTM	20.1%	26.6%	21.7%	31.6%	100.0%

Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$281,230	$299,306	$271,246	$296,492	$1,148,274
Hotel EBITDA	$76,622	$79,082	$69,558	$87,076	$312,338
Hotel EBITDA Margin	27.2%	26.4%	25.6%	29.4%	27.2%

EBITDA % of Total TTM	24.5%	25.3%	22.3%	27.9%	100.0%

JV Interests in EBITDA	$1,602	$1,445	$1,125	$1,892	$6,064
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Anticipated Capital Expenditures Calendar
97 Legacy Hotels (a)

		2010			2010	2011
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated
Courtyard Louisville Airport	150				x	x	x	x	x
Hilton Costa Mesa	486				x	x	x
Courtyard Crystal City Reagan Airport	272				x	x		x
Courtyard Edison	146			x	x	x
Courtyard Philadelphia Downtown	498				x	x
Crowne Plaza Beverly Hills	260				x	x
Embassy Suites Crystal City — Reagan Airport	267				x	x
Fairfield Inn and Suites Kennesaw	87				x	x
Marriott Seattle Waterfront	358				x	x
One Ocean	193				x	x
Renaissance Tampa	293				x	x
Sheraton Minneapolis West	222				x	x
Embassy Suites Austin Arboretum	150			x			x	x	x
Embassy Suites Dallas Galleria	150						x	x	x
Embassy Suites Houston	150						x	x	x
Hilton Nassau Bay — Clear Lake	243	x		x			x	x	x
Courtyard Old Town Scottsdale	180						x	x
Capital Hilton	408	x	x	x	x			x	x
Courtyard Legacy Park	153							x	x
Courtyard Newark	181							x	x
Crowne Plaza La Concha — Key West	160							x	x
Embassy Suites Walnut Creek	249							x	x
Residence Inn Las Vegas	256							x	x
Sheraton City Center — Indianapolis	371		x	x				x	x
SpringHill Suites Charlotte	136							x	x
SpringHill Suites Raleigh Airport	120							x	x
SpringHill Suites Richmond	136							x	x
Courtyard San Francisco Downtown	405							x
Marriott Dallas Market Center	265							x
Marriott Legacy Center	404				x			x
Residence Inn Newark	168							x
Residence Inn Phoenix Airport	200							x
Courtyard Basking Ridge	235								x
Courtyard Foothill Ranch Irvine	156								x
Courtyard Hartford — Manchester	90								x
Courtyard Oakland Airport	156								x
Courtyard Seattle Downtown	250								x
Embassy Suites Flagstaff	119								x
Embassy Suites Portland — Downtown	276	x							x
Embassy Suites Santa Clara — Silicon Valley	257								x
Hilton Santa Fe	157								x
Marriott Bridgewater	347	x							x
Residence Inn Jacksonville	120								x
Sheraton San Diego Mission Valley	260								x
SpringHill Suites Mall of Georgia	96								x
SpringHill Suites Manhattan Beach	164								x
SpringHill Suites Philadelphia	199								x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 are included in this table.
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